Variable Interest Entities ("VIE") - Schedule of Variable Interest Entities- Gimi MS Statements of Income and Statements of Cash Flow (Details) - Golar Gimi - VIE debt - USD ($) $ in Thousands	9 Months Ended
	Sep. 30, 2023	Sep. 30, 2022
Statement of cash flows
Additions to asset under development	$ 179,538	$ 220,354
Capitalized financing costs	(1,492)	(2,748)
Net debt receipts	95,000	125,000
Proceeds from subscription of equity interest in Gimi MS	$ 51,106	$ 26,903